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                                                                   EXHIBIT 10.26



                                  ATTACHMENT 1

        THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH SALE OR TRANSFER, OR IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, SUCH REGISTRATION IS UNNECESSARY, OR AN EXCEPTION THEREFROM IS AVAILABLE UNDER THE ACT.



                               HYPERBARIC SYSTEMS

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                     VOID AFTER 5:00 P.M. PACIFIC COAST TIME

                                ON JUNE 30, 2000

        FOR VALUE RECEIVED, DR. LARRY MCCLEARY, (the "Warrant Holder") is entitled to subscribe for and purchase, subject to the terms and conditions set forth in this Warrant, Eight Hundred Thousand (800,000) shares of Common Stock ("Stock") of HYPERBARIC SYSTEMS, a California corporation (the "Company"). The exercise price of this warrant (the "Exercise Price") and purchase price of the Stock shall be $1.50 per share. The value of this Warrant, as of the date of its issuance, as indicated herein, shall be One Cent ($0.01).

        1. CONDITIONS TO EXERCISE THIS WARRANT. Subject to the provisions and upon the terms and conditions set forth in that certain Consultant Agreement and herein, this Warrant may be exercised in whole, or in part, at any time prior to March 31, 2000 inclusive. After April 1, 2000 inclusive, Warrant Holder may, purchase Stock in accordance with the following schedule: (i) seventy-five percent (75%) of the Stock otherwise purchasable hereunder at any time from April 1, 2000 to April 30, 2000 inclusive; (ii) fifty percent (50%) of the Stock otherwise purchasable hereunder at any time from May 1, 2000 to May 31, 2000 inclusive; (iii) twenty-five percent (25%) of the Stock otherwise purchasable hereunder at any time from June 1, 2000 to June 30, 2000 inclusive; and (iv) the Warrant shall expire and be void on and after 5:00 p.m., Pacific Coast Time on June 30, 2000 (the "Warrant Termination Date"). In no event may this Warrant be exercised after the Warrant Termination Date.

        2. METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT. The purchase right represented by this Warrant may only be exercised by the registered holder hereof, in whole or in part, by the surrender of this Warrant (with the notice of exercise provision contained on the last page hereof duly executed) at the principal office of the Company, and by the payment to the Company, by check, cancellation of indebtedness, or both, of an amount equal to the Exercise Price per share multiplied by the number of shares then being purchased. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Stock so purchased shall be delivered to the holder hereof as soon as practicable. Such exercise shall be deemed to have been made immediately prior to the close of business on the date of surrender of this Warrant.

        3. STOCK FULLY PAID; RESERVATION OF SHARES. All shares of Stock which may be issued upon the exercise of this Warrant will, upon issuance, be duly authorized and validly issued, and fully paid and nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will use its best efforts to cause to be authorized, and thereafter at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Stock to provide for the exercise of the rights represented by this Warrant.

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        4. RECLASSIFICATION OF STOCK. In the event of the reclassification of the Stock, the Company agrees that the Warrant Holder will be entitled to the same rights to acquire such reclassified Stock ("New Stock") as those rights granted hereby, as the Warrant Holder shall have to purchase the Stock stated herein. All of the terms and conditions of this Warrant shall apply equally to the purchase or acquisition of any New Stock.

        5. FRACTIONAL SHARES. No fractional shares of Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor equal to the product of such fraction and the Exercise Price.

        6. COMPLIANCE WITH SECURITIES LAWS; DISPOSITION OF WARRANT AND SHARES OF COMMON STOCK.

               (a) Compliance With Securities Laws. The holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Stock to be issued upon exercise hereof are being acquired for investment purposes only and that such Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"), or any state securities laws. Upon exercise of this Warrant, the holder hereof shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Stock so purchased are being acquired for investment purposes only and not with a view toward distribution or resale. This Warrant and all shares of Stock issued upon exercise of this Warrant shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

               THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH SALE OR TRANSFER, OR IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, SUCH REGISTRATION IS UNNECESSARY, OR AN EXCEPTION THEREFROM IS AVAILABLE UNDER THE ACT.

               (b) Transfer of Warrant or Shares of Stock. Each certificate representing the shares of Stock issued hereunder shall bear a legend as to the restrictions on transferability in order to insure compliance with applicable securities laws unless, in the opinion of counsel for the Company, such legends are not required. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

        7. RIGHTS OF SHAREHOLDERS. This Warrant shall not entitle the Holder to be deemed the holder of stock or any other securities of the Company which may be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the certificates representing the Shares purchasable upon the exercise hereof shall have been issued, as provided herein.

        8.     CONTINUING REPURCHASE RIGHT.

               a. Continuing Repurchase Right. The Company is hereby granted the right (the "Repurchase Right"), exercisable at any time during the period from March 1, 2000 until September 30, 2000, to repurchase at the Exercise Price all or (at the discretion of the Company and with the consent of the Warrant Holder) any portion of the shares purchased pursuant to this Warrant (the "Purchased Shares") in which the Warrant Holder

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has not acquired a vested interest in accordance with the vesting provisions of this Section 8(c) (such shares to be hereinafter called the "Unvested Shares"). Additionally, as April 1, 2000, this Warrant shall cease to be exercisable for any and all Unvested Shares.

               b. Exercise. The Continuing Repurchase Right shall be exercisable by written notice delivered to the Warrant Holder. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. Warrant Holder shall, prior to the close of business on the date specified for the repurchase, deliver to the Secretary of the Company the certificates representing the Unvested Shares to be repurchased, each certificate to be properly endorsed for transfer. The Company shall, concurrently with the receipt of such stock certificates, pay to Warrant Holder in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), an amount equal to the Exercise Price previously paid for the Unvested Shares which are to be repurchased.

               c. Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under this Section 8(b). In addition, the Repurchase Right shall terminate, and cease to be exercisable, with respect to the number of shares calculated as follows: the product of (i) 3, and (ii) the aggregate amount of investment received by the Company from investors first introduced to the Company by the Warrant Holder, as of the close of business on January 15, 2000.

                                            HYPERBARIC SYSTEMS,
                                            A CALIFORNIA CORPORATION



                                        BY:
                                            ------------------------------------
                                            MR. HARRY MASUDA, PRESIDENT
                                            AND CHIEF EXECUTIVE OFFICER

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                               NOTICE OF EXERCISE


TO:     HYPERBARIC SYSTEMS

        1. The undersigned hereby elects to purchase _____________________ (________) shares of Common Stock of HYPERBARIC SYSTEMS (the "Company") pursuant to the terms of the foregoing Warrant, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

        2. Please issue a certificate or certificates representing such securities in the name of the undersigned or in such other name as is specified below:

                      Name:
                                    ---------------------------
                      Address:
                                    ---------------------------
                                    ---------------------------


        3. The undersigned represents that the shares of Stock set forth above are being acquired for the account of the undersigned for investment purposes only and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned agrees to execute an investment representation statement in a form reasonably requested by the Company as a condition to the exercise herein noticed.




                              NAME:
                                      ---------------------------
                                        DR. LARRY MCCLEARY


                              ADDRESS:
                                      ---------------------------

                                      ---------------------------


                              DATE:
                                      ---------------------------